Putnam Research Fund
The fund's portfolio
10/31/22 (Unaudited)

COMMON STOCKS (97.9%)(a)
	Shares	Value
Aerospace and defense (2.1%)
Boeing Co. (The)(NON)	4,179	$595,549
Northrop Grumman Corp.	7,439	4,084,085
Raytheon Technologies Corp.	42,412	4,021,506

		8,701,140
Airlines (0.4%)
Southwest Airlines Co.(NON)	40,338	1,466,286

		1,466,286
Automobiles (1.5%)
General Motors Co.	18,183	713,683
Tesla, Inc.(NON)	24,591	5,595,436

		6,309,119
Banks (2.6%)
Bank of America Corp.	112,146	4,041,742
Citigroup, Inc.	125,740	5,766,436
Silvergate Capital Corp. Class A(NON)(S)	15,561	883,242

		10,691,420
Beverages (2.9%)
Coca-Cola Co. (The)	75,722	4,531,962
Constellation Brands, Inc. Class A	1,978	488,724
PepsiCo, Inc.	37,502	6,809,613

		11,830,299
Biotechnology (1.7%)
AbbVie, Inc.	15,879	2,324,686
Alkermes PLC(NON)	51,658	1,172,637
Ascendis Pharma A/S ADR (Denmark)(NON)(S)	12,301	1,414,615
Biogen, Inc.(NON)	4,700	1,332,168
Regeneron Pharmaceuticals, Inc.(NON)	797	596,754

		6,840,860
Building products (0.8%)
Johnson Controls International PLC	55,208	3,193,231

		3,193,231
Capital markets (3.4%)
Charles Schwab Corp. (The)	47,916	3,817,468
Goldman Sachs Group, Inc. (The)	18,936	6,523,641
KKR & Co., Inc.	55,414	2,694,783
Quilter PLC (United Kingdom)	769,996	853,538

		13,889,430
Chemicals (2.2%)
Corteva, Inc.	33,022	2,157,657
DuPont de Nemours, Inc.	43,740	2,501,928
Eastman Chemical Co.	9,330	716,637
Linde PLC	1,713	509,361
PPG Industries, Inc.	10,845	1,238,282
Sherwin-Williams Co. (The)	8,771	1,973,738

		9,097,603
Construction materials (0.2%)
CRH PLC ADR (Ireland)(S)	26,825	971,333

		971,333
Containers and packaging (0.4%)
Avery Dennison Corp.	6,100	1,034,255
Berry Global Group, Inc.(NON)	14,193	671,613

		1,705,868
Diversified financial services (0.8%)
Apollo Global Management, Inc.	60,997	3,376,794

		3,376,794
Electric utilities (3.3%)
American Electric Power Co., Inc.	15,389	1,353,001
Constellation Energy Corp.	7,760	733,630
Exelon Corp.	68,370	2,638,398
NextEra Energy, Inc.	29,543	2,289,583
NRG Energy, Inc.	144,325	6,408,030

		13,422,642
Electrical equipment (0.5%)
Emerson Electric Co.	23,403	2,026,700

		2,026,700
Electronic equipment, instruments, and components (1.3%)
CDW Corp./DE	22,778	3,936,266
Vontier Corp.	63,585	1,214,474

		5,150,740
Energy equipment and services (0.4%)
Diamond Offshore Drilling, Inc.(NON)	172,263	1,696,791

		1,696,791
Entertainment (1.0%)
Netflix, Inc.(NON)	5,015	1,463,778
Sea, Ltd. ADR (Singapore)(NON)(S)	10,844	538,730
Walt Disney Co. (The)(NON)	18,343	1,954,263

		3,956,771
Equity real estate investment trusts (REITs) (1.0%)
Gaming and Leisure Properties, Inc.(R)	66,828	3,349,420
Vornado Realty Trust(R)	28,686	676,703

		4,026,123
Food and staples retailing (1.9%)
BJ's Wholesale Club Holdings, Inc.(NON)	5,676	439,322
Costco Wholesale Corp.	5,282	2,648,923
Walmart, Inc.	33,602	4,782,572

		7,870,817
Food products (0.2%)
McCormick & Co., Inc. (non-voting shares)	12,935	1,017,208

		1,017,208
Health-care equipment and supplies (2.2%)
Abbott Laboratories	18,421	1,822,574
Baxter International, Inc.	2,169	117,885
Boston Scientific Corp.(NON)	59,866	2,580,823
Dexcom, Inc.(NON)	10,627	1,283,529
Intuitive Surgical, Inc.(NON)	6,440	1,587,267
Lantheus Holdings, Inc.(NON)	6,993	517,412
Medtronic PLC	14,552	1,270,972

		9,180,462
Health-care providers and services (5.4%)
Cigna Corp.	21,731	7,020,417
Elevance Health, Inc.	1,432	782,975
Humana, Inc.	2,667	1,488,399
McKesson Corp.	9,914	3,860,215
UnitedHealth Group, Inc.	16,539	9,181,626

		22,333,632
Hotels, restaurants, and leisure (2.1%)
Aramark	25,672	937,028
Booking Holdings, Inc.(NON)	1,608	3,006,124
Chipotle Mexican Grill, Inc.(NON)	1,186	1,777,019
Hilton Worldwide Holdings, Inc.	15,307	2,070,425
Penn Entertainment, Inc.(NON)(S)	26,171	866,260

		8,656,856
Household durables (0.8%)
PulteGroup, Inc.	77,349	3,093,187

		3,093,187
Household products (1.7%)
Procter & Gamble Co. (The)	52,591	7,082,430

		7,082,430
Industrial conglomerates (1.0%)
General Electric Co.	12,574	978,383
Honeywell International, Inc.	16,290	3,323,486

		4,301,869
Insurance (2.6%)
AIA Group, Ltd. (Hong Kong)	190,200	1,436,333
Assured Guaranty, Ltd.	93,965	5,561,788
AXA SA (France)	76,392	1,887,359
Prudential PLC (United Kingdom)	194,470	1,808,231

		10,693,711
Interactive media and services (3.5%)
Alphabet, Inc. Class A(NON)	128,158	12,112,213
Meta Platforms, Inc. Class A(NON)	24,447	2,277,483

		14,389,696
Internet and direct marketing retail (3.8%)
Amazon.com, Inc.(NON)	152,131	15,584,300

		15,584,300
IT Services (3.7%)
Adyen NV (Netherlands)(NON)	810	1,162,781
Mastercard, Inc. Class A	28,044	9,203,480
PayPal Holdings, Inc.(NON)	13,041	1,089,967
Visa, Inc. Class A(S)	18,401	3,811,951

		15,268,179
Life sciences tools and services (2.2%)
Avantor, Inc.(NON)	54,521	1,099,689
Bio-Rad Laboratories, Inc. Class A(NON)	4,879	1,715,993
Danaher Corp.	12,064	3,036,147
Illumina, Inc.(NON)	584	133,631
Thermo Fisher Scientific, Inc.	5,899	3,031,909

		9,017,369
Machinery (1.7%)
Deere & Co.	4,450	1,761,399
Ingersoll Rand, Inc.	32,965	1,664,733
Otis Worldwide Corp.	51,929	3,668,264

		7,094,396
Media (0.3%)
Charter Communications, Inc. Class A(NON)	3,260	1,198,441

		1,198,441
Metals and mining (0.5%)
Agnico-Eagle Mines, Ltd. (Canada)	25,984	1,143,040
Alamos Gold, Inc. Class A (Canada)	129,007	1,017,865

		2,160,905
Multi-utilities (0.3%)
Ameren Corp.	14,181	1,156,035

		1,156,035
Multiline retail (0.7%)
Target Corp.	16,293	2,676,125

		2,676,125
Oil, gas, and consumable fuels (5.6%)
Cenovus Energy, Inc. (Canada)	313,516	6,337,748
ConocoPhillips	24,441	3,081,766
Exxon Mobil Corp.	101,377	11,233,585
Shell PLC (London Exchange) (United Kingdom)	90,477	2,494,366

		23,147,465
Pharmaceuticals (4.3%)
4Front Ventures Corp.(NON)	1,724,209	706,408
Eli Lilly and Co.	11,385	4,122,395
Innoviva, Inc.(NON)	112,490	1,525,364
Johnson & Johnson	27,747	4,827,146
Merck & Co., Inc.	41,242	4,173,690
Pfizer, Inc.	47,022	2,188,874
Zoetis, Inc.	2,027	305,631

		17,849,508
Road and rail (1.9%)
CSX Corp.	42,008	1,220,752
Union Pacific Corp.	32,545	6,415,921

		7,636,673
Semiconductors and semiconductor equipment (4.0%)
Advanced Micro Devices, Inc.(NON)	64,671	3,884,140
Applied Materials, Inc.	32,308	2,852,473
Enphase Energy, Inc.(NON)	1,139	349,673
NVIDIA Corp.	34,542	4,662,134
Qualcomm, Inc.	39,532	4,651,335

		16,399,755
Software (10.3%)
Intuit, Inc.	12,987	5,551,943
Microsoft Corp.	101,381	23,533,570
Oracle Corp.	112,291	8,766,558
salesforce.com, Inc.(NON)	26,130	4,248,477

		42,100,548
Specialty retail (3.1%)
Bath & Body Works, Inc.	10,051	335,502
CarMax, Inc.(NON)(S)	9,216	580,700
Home Depot, Inc. (The)	28,794	8,526,767
O'Reilly Automotive, Inc.(NON)	2,551	2,135,621
TJX Cos., Inc. (The)	10,962	790,360
Warby Parker, Inc. Class A(NON)	12,463	200,031

		12,568,981
Technology hardware, storage, and peripherals (4.8%)
Apple, Inc.	129,002	19,781,167

		19,781,167
Textiles, apparel, and luxury goods (0.5%)
Levi Strauss & Co. Class A	27,782	415,619
Lululemon Athletica, Inc. (Canada)(NON)	1,598	525,806
Nike, Inc. Class B	11,616	1,076,571

		2,017,996
Tobacco (0.2%)
Altria Group, Inc.	18,460	854,144

		854,144
Trading companies and distributors (0.4%)
United Rentals, Inc.(NON)	5,087	1,606,017

		1,606,017
Wireless telecommunication services (1.7%)
T-Mobile US, Inc.(NON)	47,087	7,136,506

		7,136,506

Total common stocks (cost $308,645,539)		$402,227,528

UNITS (0.1%)(a)
	Units	Value
GoGreen Investments Corp.(NON)	52,611	$536,632

Total units (cost $526,110)		$536,632

SHORT-TERM INVESTMENTS (3.4%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 3.34%(AFF)	Shares	5,722,653	$5,722,653
Putnam Short Term Investment Fund Class P 3.21%(AFF)	Shares	7,254,748	7,254,748
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01%(P)	Shares	210,000	210,000
U.S. Treasury Bills 2.884%, 11/15/22		$200,000	199,768
U.S. Treasury Bills 3.281%, 12/6/22(SEG)		200,000	199,316
U.S. Treasury Bills 2.800%, 11/8/22		100,000	99,945
U.S. Treasury Bills 3.071%, 11/25/22		100,000	99,783

Total short-term investments (cost $13,786,301)			$13,786,213
TOTAL INVESTMENTS

Total investments (cost $322,957,950)			$416,550,373

	FORWARD CURRENCY CONTRACTS at 10/31/22 (aggregate face value $19,726,576) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/21/22	$3,595,732	$3,625,720	$29,988
		Canadian Dollar	Sell	1/18/23	3,660,571	3,644,025	(16,546)
		Danish Krone	Sell	12/21/22	1,068,984	1,099,810	30,826
	Barclays Bank PLC
		Euro	Sell	12/21/22	920,844	939,300	18,456
	Citibank, N.A.
		Canadian Dollar	Sell	1/18/23	2,159,734	2,152,675	(7,059)
		Euro	Sell	12/21/22	1,341,972	1,366,984	25,012
	JPMorgan Chase Bank N.A.
		Singapore Dollar	Sell	11/16/22	903,087	927,655	24,568
	Morgan Stanley & Co. International PLC
		Euro	Sell	12/21/22	511,029	589,925	78,896
	State Street Bank and Trust Co.
		Hong Kong Dollar	Sell	11/16/22	943,418	945,055	1,637
	UBS AG
		Canadian Dollar	Sell	1/18/23	2,453,729	2,445,961	(7,768)
		Euro	Sell	12/21/22	813,578	828,591	15,013
	WestPac Banking Corp.
		British Pound	Sell	12/21/22	1,151,746	1,160,875	9,129

	Unrealized appreciation						233,525

	Unrealized (depreciation)						(31,373)

	Total						$202,152
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	6	$1,161,594	$1,164,900	Dec-22	$17,018

Unrealized appreciation					17,018

Unrealized (depreciation)					—

Total					$17,018

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes of the fund's portfolio
Unless noted otherwise, the notes of the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2022 through October 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $410,720,343.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/22	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 10/31/22
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$7,391,219	$11,148,917	$12,817,483	$38,049	$5,722,653
	Putnam Short Term Investment Fund**	6,558,450	25,906,087	25,209,789	69,579	7,254,748

	Total Short-term investments	$13,949,669	$37,055,004	$38,027,272	$107,628	$12,977,401
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $5,722,653 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $5,621,858.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $125,546.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$26,681,414	$—	$—
Consumer discretionary	50,906,564	—	—
Consumer staples	28,654,898	—	—
Energy	24,844,256	—	—
Financials	37,215,022	1,436,333	—
Health care	65,221,831	—	—
Industrials	36,026,312	—	—
Information technology	98,700,389	—	—
Materials	13,935,709	—	—
Real estate	4,026,123	—	—
Utilities	14,578,677	—	—

Total common stocks	400,791,195	1,436,333	—
Units	536,632	—	—
Short-term investments	210,000	13,576,213	—

Totals by level	$401,537,827	$15,012,546	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$202,152	$—
Futures contracts	17,018	—	—

Totals by level	$17,018	$202,152	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	6
Forward currency contracts (contract amount)	$22,900,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com